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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 28, 2005


                         Morgan Stanley Capital I Inc.
                   Morgan Stanley Mortgage Loan Trust 2005-1
                  Mortgage-Backed Certificates, Series 2005-1


                         MORGAN STANLEY CAPITAL I INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                    333-104283            13-3291626
----------------------------        ---------------      ----------------
(State or Other Jurisdiction         (Commission         (I.R.S. Employer
     of Incorporation)               File Number)       Identification No.)

1585 Broadway, 2nd Floor
  New York, New York                                          10036
----------------------                                      ----------
  (Address of Principal                                     (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)      296-7000
                                                   ----- --------------

______________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8       Other Events

Item 8.01.      Other Events.

         On February 28, 2005, Morgan Stanley Capital I Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator") and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2005-1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.


















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


Section 9       Financial Statements and Exhibits

Item 9.01.      Financial Statements and Exhibits.
----------      ---------------------------------

(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c)  Exhibits:

Exhibit No.         Description

         99.1. Pooling and Servicing Agreement, dated as of February 1, 2005, by and among the Company, Master Servicer, Securities Administrator and the Trustee.

















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


                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MORGAN STANLEY CAPITAL I INC.



                                      By: /s/ Valerie Kay
                                          -------------------------------------
                                          Valerie Kay
                                          Executive Director



Dated:  March 14, 2005











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



                                 Exhibit Index
                                 -------------


Exhibit                                                                    Page

99.1.    Pooling and Servicing Agreement, dated as of February 1, 2005, by and among, the Company, Master Servicer, Securities
         Administrator and the Trustee.                                       6








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